UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-6024

Exact name of registrant as specified in charter:	The Indonesia Fund, Inc.

Address of principal executive offices:	c/o 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Megan Kennedy Aberdeen Asset Management Inc. c/o 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	December 31

Date of reporting period:	6/30/09

Item 1. Reports to Stockholders

THE INDONESIA
FUND, INC.

SEMI-ANNUAL REPORT
JUNE 30, 2009
(unaudited)

IF-SAR-0609

LETTER TO SHAREHOLDERS (UNAUDITED)

August 27, 2009

Dear Valued Shareholder,

On behalf of our global associates, I would like to introduce you to Aberdeen. On December 31, 2008, Aberdeen Asset Management PLC signed an agreement to purchase parts of the asset management business of Credit Suisse. The closing of this transaction occurred on June 30, 2009.

Aberdeen PLC is the parent company of an asset management group managing assets for both institutional and retail clients from offices throughout the world. Over the past 25 years, Aberdeen has grown to become a global asset manager managing over $213 billion in assets principally on behalf of leading national and corporate pension funds, central banks and other financial institutions from 27 offices located around the world. Aberdeen has been managing North American registered closed-end funds since 2000 and with the closing of the Credit Suisse transaction now manages or serves as the sub-adviser to 11 North American registered closed-end funds aggregating $3.9 billion total assets as of June 30, 2009, coupled with 17 U.K. registered closed-end funds aggregating $3.1 billion total assets as of June 30, 2009. As part of our ongoing commitment to provide additional, timely information to investors, including Fund performance and investment strategy, I would like to highlight the new monthly factsheets which are posted on the Fund website (www.aberdeen-asset.us/usmutualfunds/closedhome). If you have any questions in relation to this information or suggestions on how to improve it further please either call us at 1-866-839-5205 or email InvestorRelations@aberdeen-asset.com. We would be delighted to hear from you.

This Semi-Annual Report for The Indonesia Fund, Inc. (the "Fund") covers the activities for the six-month period ended June 30, 2009. This period has encompassed particularly difficult times in world stock markets, with many of the world's financial institutions demonstrating significant weaknesses in both processes and products. There was a consequent weakening in financial confidence around the world and unprecedented levels of government intervention in support of the financial markets.

Clarity And Consistency Remain Key

Aberdeen is committed to its established clear and consistent investment process across the globe. The commitment to completing thorough research for each investment is considered particularly important by us in this environment.

Share Price Performance

The Fund's share price increased 50.8% over the six months, from $5.10 on December 31, 2008 to $7.69 on June 30, 2009. The Fund's share price on June 30, 2009 represented a discount of 6.9% to the NAV per share of $8.26 on that date, compared with a discount of 10.21% to the NAV per share of $5.68 on December 31, 2008. At the date of this letter, the share price was $8.78, representing a discount of 9.02% to the NAV per share of $9.65.

Market Commentary

During the second quarter of 2009, the Morgan Stanley Capital International Indonesian Index climbed 55%, driven by the turnaround in GDP growth and improving sentiment ahead of the presidential elections. Aberdeen completed most

LETTER TO SHAREHOLDERS (UNAUDITED) (CONTINUED)

of the portfolio restructuring and concentrated on stocks that are likely to benefit from Indonesia's growth domestic demand story.

Looking Ahead

Although the past six-months have represented a period of stock market volatility, the global economy has benefited from extensive fiscal stimulus from developed countries. There remain concerns over the short-term economic outlook and, although many of the appropriate actions have been taken, recovery will need time to take proper affect.

Investor Relations Information

For information about the Fund, daily updates of share price, NAV and details of distributions, please contact Aberdeen Asset Management Inc. by:

•  calling toll free at 1-866-839-5205 in the United States, or

•  emailing InvestorRelations@aberdeen-asset.com.

For information about the Aberdeen Group, visit the Aberdeen website at www.aberdeen-asset.com.

Yours sincerely,

Christian Pittard
President

THE INDONESIA FUND, INC.

PORTFOLIO SUMMARY
JUNE 30, 2009 (UNAUDITED)

SECTOR ALLOCATION

TOP 10 HOLDINGS, BY ISSUER

	Holding	Sector	Percent of Net Assets
1.	PT Unilever Indonesia Tbk	Household Products	11.2
2.	PT Telekomunikasi Indonesia Tbk	Diversified Telecommunication Services	9.3
3.	PT Astra International Tbk	Automobiles	9.0
4.	PT Bank OCBC NISP Tbk	Commercial Banks	7.3
5.	PT Holcim Indonesia Tbk	Construction Materials	6.8
6.	Jardine Cycle & Carriage Ltd.	Distributors	4.6
7.	PT Indosat Tbk	Wireless Telecommunication Services	4.6
8.	United Overseas Bank Ltd.	Commercial Banks	4.5
9.	PT International Nickel Indonesia Tbk	Metals & Mining	4.3
10.	PT Ramayana Lestari Sentosa Tbk	Multiline Retail	4.1

THE INDONESIA FUND, INC.

AVERAGE ANNUAL RETURNS
JUNE 30, 2009 (UNAUDITED)

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	(23.99)%	5.04%	18.26%	6.04%
Market Value	(18.00)%	(7.26)%	16.52%	1.56%

Aberdeen may waive fees and/or reimburse expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change and may be discontinued at any time. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the fund's shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the fund's dividend reinvestment program. Because the fund's shares trade in the stock market based on investor demand, the fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV. Past performance is no guarantee of future results. The current performance of the fund may be lower or higher than the figures shown. The fund's yield, return and market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 866-839-5205.

The annualized gross and net expense ratios are 1.59%.

THE INDONESIA FUND, INC.

SCHEDULE OF INVESTMENTS
JUNE 30, 2009 (UNAUDITED)

Description	No. of Shares	Value
EQUITY OR EQUITY-LINKED SECURITIES-94.44%
INDONESIA-86.47%
AUTOMOBILES-8.95%
PT Astra International Tbk	2,632,461	$6,112,104
BEVERAGES-0.99%
PT Multi Bintang Indonesia Tbk	63,000	678,913
COMMERCIAL BANKS-10.30%
PT Bank OCBC NISP Tbk†	72,918,960	5,000,565
PT Bank Permata Tbk†	34,503,000	2,029,340
		7,029,905
CONSTRUCTION MATERIALS-6.81%
PT Holcim Indonesia Tbk†	43,419,000	4,653,441
CONTAINERS & PACKAGING-0.69%
PT Dynaplast Tbk†	5,145,000	468,758
DISTRIBUTORS-4.64%
Jardine Cycle & Carriage Ltd.	240,000	3,170,092
DIVERSIFIED TELECOMMUNICATION SERVICES-9.33%
PT Telekomunikasi Indonesia Tbk	8,607,560	6,372,163
FOOD PRODUCTS-3.34%
MP Evans Group PLC	429,534	2,282,100
GAS UTILITIES-3.30%
PT Perusahaan Gas Negara	7,356,000	2,254,928
HOUSEHOLD PRODUCTS-11.16%
PT Unilever Indonesia Tbk	8,432,000	7,619,533
MACHINERY-4.04%
PT United Tractors Tbk	2,844,700	2,758,301
METALS & MINING-4.29%
PT International Nickel Indonesia Tbk†	7,250,000	2,926,742

Description	No. of Shares	Value
MULTILINE RETAIL-4.13%
PT Ramayana Lestari Sentosa Tbk	56,618,000	$2,820,839
OIL, GAS & CONSUMABLE FUELS-1.80%
PT Bumi Resources Tbk	6,792,000	1,226,893
PERSONAL PRODUCTS-2.58%
PT Mandom Indonesia Tbk	2,784,500	1,760,655
PHARMACEUTICALS-0.32%
PT Merck Tbk	42,000	216,018
SPECIALTY RETAIL-4.08%
PT ACE Hardware Indonesia Tbk	30,900,000	2,783,654
TEXTILES, APPAREL & LUXURY GOODS-0.04%
PT Sepatu Bata Tbk	9,500	28,060
TOBACCO-1.06%
PT BAT Indonesia Tbk†	1,177,000	726,436
WIRELESS TELECOMMUNICATION SERVICES-4.62%
PT Indosat Tbk	6,500,000	3,156,662
TOTAL INDONESIA (Cost $46,345,091)		59,046,197
SINGAPORE-7.97%
COMMERCIAL BANKS-7.97%
Oversea-Chinese Banking Corp. Ltd.	520,000	2,389,157
United Overseas Bank Ltd.	302,000	3,049,629
		5,438,786
TOTAL SINGAPORE (Cost $5,704,759)		5,438,786
TOTAL EQUITY OR EQUITY-LINKED SECURITIES (Cost $52,049,850)		64,484,983

See accompanying notes to financial statements.

THE INDONESIA FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009 (UNAUDITED)

Description	Principal Amount (000's)	Value
SHORT-TERM INVESTMENT-3.93%
GRAND CAYMAN-3.93%
Wells Fargo, overnight deposit, 0.03%, 07/01/09 (Cost $2,686,000)	$2,686	$2,686,000
TOTAL INVESTMENTS-98.37% (Cost $54,735,850) (Notes B, E, G)		67,170,983
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES-1.63%		1,114,188
NET ASSETS-100.00%		$68,285,171

†  Non-income producing security.

See accompanying notes to financial statements.

THE INDONESIA FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2009 (UNAUDITED)

ASSETS
Investments, at value (Cost $54,735,850) (Notes B, E, G)	$67,170,983
Cash (including $4,111 of foreign currencies with a cost of $4,083)	4,953
Receivables:
Investments sold	974,221
Dividends	428,640
Total Assets	68,578,797
LIABILITIES
Payables:
Investment advisory fee (Note C)	150,684
Audit fees	25,899
Printing fees	25,798
Directors' fees	22,070
Legal fees	21,856
Investments purchased	10,808
Other accrued expenses	36,511
Total Liabilities	293,626
NET ASSETS (applicable to 8,270,371 shares of common stock outstanding) (Note D)	$68,285,171
NET ASSETS CONSIST OF
Capital stock, $0.001 par value; 8,270,371 shares issued and outstanding (100,000,000 shares authorized)	$8,270
Paid-in capital	48,202,128
Undistributed net investment income	163,484
Accumulated net realized gain on investments and foreign currency related transactions	7,471,263
Net unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies	12,440,026
Net assets applicable to shares outstanding	$68,285,171
NET ASSET VALUE PER SHARE (based on 8,270,371 shares issued and outstanding)	$8.26
MARKET PRICE PER SHARE	$7.69

See accompanying notes to financial statements.

THE INDONESIA FUND, INC.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED)

INVESTMENT INCOME
Income (Note B):
Dividends	$739,301
Interest	1,202
Less: Foreign taxes withheld	(109,814)
Total Investment Income	630,689
Expenses:
Investment advisory fees (Note C)	256,896
Directors' fees	41,195
Legal fees	21,874
Audit and tax fees	20,743
Accounting fees (Note C)	16,339
Printing fees (Note C)	15,711
Custodian fees	11,453
Shareholder servicing fees	9,335
Insurance fees	1,838
Stock exchange listing fees	1,145
Miscellaneous fees	12,180
Total Expenses	408,709
Net Investment Income	221,980
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain/(loss) from:
Investments	12,612,577
Foreign currency related transactions	(67,414)
Net increase from payments by affiliates on the disposal of investments in violation of restrictions (Note C)	131,267
Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies	8,384,527
Net realized and unrealized gain on investments and foreign currency related transactions	21,060,957
NET INCREASE IN NET ASSET RESULTING FROM OPERATIONS	$21,282,937

See accompanying notes to financial statements.

THE INDONESIA FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2009 (unaudited)	For the Year Ended December 31, 2008
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income	$221,980	$778,028
Net realized gain/(loss) on investments and foreign currency related transactions	12,545,163	(2,034,194)
Net increase from payments by affiliates on disposal of investments in violation of restrictions (Note C)	131,267	—
Net change in unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities denominated in foreign currencies	8,384,527	(57,760,705)
Net increase/(decrease) in net assets resulting from operations	21,282,937	(59,016,871)
Dividends to shareholders:
Net investment income	—	(587,006)
Capital share transactions:
Issuance of 0 and 4,075 shares through the directors compensation plan (Note C)	—	29,485
Total increase/(decrease) in net assets	21,282,937	(59,574,392)
NET ASSETS
Beginning of period	47,002,234	106,576,626
End of period*	$68,285,171	$47,002,234

*  Includes undistributed net investment income of $163,484 and accumulated net investment loss of $(58,496), respectively.

See accompanying notes to financial statements.

THE INDONESIA FUND, INC.

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

	For the Six Months Ended June 30, 2009
	(unaudited)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$5.68
Net investment income/(loss)	0.03	#
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	2.55	§
Net increase/(decrease) in net assets resulting from operations	2.58
Dividends and distributions to shareholders:
Net investment income	—
Net realized gain on investments and foreign currency related transactions	—
Total dividends and distributions to shareholders	—
Net asset value, end of period	$8.26
Market value, end of period	$7.69
Total investment return (a)	50.78%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$68,285
Ratio of expenses to average net assets	1.59	%(b)
Ratio of net investment income/(loss) to average net assets	0.86	%(b)
Portfolio turnover rate	106.97%

*  Based on actual shares outstanding on June 8, 2001 (prior to the Agreement and Plan of Reorganization effective June 11, 2001 between the Fund and Jakarta Growth Fund) and December 31, 2001.

#  Based on average shares outstanding.

§  The investment adviser fully reimbursed the Fund for a loss on a transaction not meeting the Fund's investment guidelines, which otherwise would have reduced the amount by $0.02 (Note C).

†  Amount is less than a $0.01.

(a)  Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.

(b)  Annualized.

(c)  Excluding merger-related fees, the ratio of expenses to average net assets would have been 4.31%.

(d)  Excluding merger-related fees, the ratio of expenses to average net assets would have been 4.13%.

See accompanying notes to financial statements.

THE INDONESIA FUND, INC.

FINANCIAL HIGHLIGHTS

	For the Years Ended December 31,
	2008	2007	2006	2005	2004	2003	2002	2001		2000		1999
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$12.89	$9.66	$6.00	$5.08	$3.91	$2.09	$1.52	$1.72		$4.48		$2.71
Net investment income/(loss)	0.09 #	0.03 #	0.05	0.02	0.09	0.03	0.01	(0.13	)*	(0.13)		(0.05)
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	(7.23)	3.22	3.66	0.90	1.17	1.81	0.56	(0.07)		(2.63)		1.87
Net increase/(decrease) in net assets resulting from operations	(7.14)	3.25	3.71	0.92	1.26	1.84	0.57	(0.20)		(2.76)		1.82
Dividends and distributions to shareholders:
Net investment income	(0.07)	(0.02)	(0.05)	0.00 †	(0.09)	(0.02)	—	—		—		—
Net realized gain on investments and foreign currency related transactions	—	—	—	—	—	—	—	—		—		(0.05)
Total dividends and distributions to shareholders	(0.07)	(0.02)	(0.05)	0.00 †	(0.09)	(0.02)	—	—		—		(0.05)
Net asset value, end of period	$5.68	$12.89	$9.66	$6.00	$5.08	$3.91	$2.09	$1.52		$1.72		$4.48
Market value, end of period	$5.10	$12.01	$11.70	$5.76	$5.07	$4.83	$1.65	$1.32		$1.56		$5.44
Total investment return (a)	(56.94)%	2.89%	104.14%	13.69%	6.72%	194.19%	25.00%	(15.52)%		(71.26)%		59.58%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$47,002	$106,577	$79,844	$49,576	$42,020	$32,304	$17,317	$12,545		$7,935		$20,669
Ratio of expenses to average net assets	1.62%	1.55%	1.65%	1.81%	2.03%	2.65%	2.69%	8.89	%(c)	7.23	%(d)	3.18%
Ratio of net investment income/(loss) to average net assets	0.95%	0.29%	0.67%	0.42%	2.24%	1.23%	0.36%	(5.63)%		(4.85)%		(1.43)%
Portfolio turnover rate	33.05%	20.25%	23.93%	67.87%	43.59%	95.66%	29.15%	10.23%		16.48%		47.38%

THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2009 (UNAUDITED)

NOTE A. ORGANIZATION

The Indonesia Fund, Inc. (the "Fund") was incorporated in Maryland on January 8, 1990 and commenced investment operations on March 9, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

NOTE B. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security Valuation: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest ask quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time, but after the close of the securities' primary market, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under the compulsion to buy or sell.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the

THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2009 (UNAUDITED)

assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund's investments carried at value:

Investments, at value	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of 06/30/2009
Automobiles	$—	$6,112,104	$—	$6,112,104
Beverages	678,913	—	—	678,913
Commercial Banks	5,000,565	7,468,126	—	12,468,691
Construction Materials	—	4,653,441	—	4,653,441
Containers & Packaging	468,758	—	—	468,758
Distributors	—	3,170,092	—	3,170,092
Diversified Telecommunication Services	—	6,372,163	—	6,372,163
Food Products	—	2,282,100	—	2,282,100
Gas Utilities	—	2,254,928	—	2,254,928
Household Products	—	7,619,533	—	7,619,533
Machinery	—	2,758,301	—	2,758,301
Metals & Mining	—	2,926,742	—	2,926,742
Multiline Retail	—	2,820,839	—	2,820,839
Oil, Gas & Consumable Fuels	—	1,226,893	—	1,226,893
Personal Products	—	1,760,655	—	1,760,655
Pharmaceuticals	216,018	—	—	216,018
Specialty Retail	—	2,783,654	—	2,783,654
Textiles, Apparel & Luxury Goods	28,060	—	—	28,060
Tobacco	726,436	—	—	726,436
Wireless Telecommunication Services	—	3,156,662	—	3,156,662
Short-Term	—	2,686,000	—	2,686,000
Total	$7,118,750	$60,052,233	$—	$67,170,983

THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2009 (UNAUDITED)

Short-Term Investment: The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co., the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

Investment Transactions and Investment Income: Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

Taxes: No provision is made for U.S. income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders sufficient to relieve it from all or substantially all U.S. income and excise taxes.

Income received by the Fund from sources within Indonesia and other foreign countries may be subject to withholding and other taxes imposed by such countries.

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48 or the "Interpretation"), Accounting for Uncertainty in Income Taxes—an interpretation of FASB statement 109. The Fund has reviewed its' current tax positions and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

  (I)  market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

  (II)  purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between

THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2009 (UNAUDITED)

the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

Distributions of Income and Gains: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

Other: The Fund may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Investment in Indonesian and other foreign securities requires consideration of certain factors that are not normally involved in investments in U.S. securities. The Indonesian securities market is an emerging market characterized by a small number of company listings, high price volatility and a relatively illiquid secondary trading environment. These factors, coupled with restrictions on investment by foreigners and other factors, limit the supply of securities available for investment by the Fund. This will affect the rate at which the Fund is able to invest in Indonesian and other foreign securities, the purchase and sale prices for such securities and the timing of purchases and sales.

The limited liquidity of the Indonesian and other foreign securities markets may also affect the Fund's ability to acquire or dispose of securities at a price and time that it wishes to do so. Accordingly, in periods of rising market prices, the Fund may be unable to participate in such price increases fully to the extent that it is unable to acquire desired portfolio positions quickly; conversely the Fund's inability to dispose fully and promptly of positions in declining markets will cause its net asset value to decline as the value of unsold positions is marked to lower prices.

NOTE C. AGREEMENTS

Credit Suisse Asset Management, LLC ("Credit Suisse LLC") served as the Fund's investment adviser until April 30, 2009. For the period ended April 30, 2009, Credit Suisse LLC earned $148,609 for advisory services.

Aberdeen Asset Management Asia Limited (the "Adviser"), serves as the Fund's investment adviser with respect to all investments. The Adviser is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC.

THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2009 (UNAUDITED)

The Adviser receives as compensation for its advisory services from the Fund, an annual fee of 1.00% of the Fund's average weekly net assets, paid to the Adviser after the end of each calendar quarter. For the period May 1, 2009 to June 30, 2009, the Adviser earned $108,287 for advisory services under an interim advisory agreement.

Credit Suisse Management Limited ("Credit Suisse Ltd") served as the Fund's sub-investment adviser until April 30, 2009. For the period through April 30, 2009, Credit Suisse Ltd. earned $133,748 for sub-investment advisory services paid by Credit Suisse LLC, the Fund's Investment Adviser through April 30, 2009.

Brown Brothers Harriman & Co. ("BBH & Co.") serves as the Fund's administrator. For the period January 1, 2009 to June 30, 2009, BBH & Co. earned $16,339 for administrative and fund accounting services.

Merrill Corporation ("Merrill") has been engaged by the Fund to provide certain financial printing services. For the six months ended June 30, 2009, Merrill was paid $15,711 for its services to the Fund.

The Independent Directors receive fifty percent (50%) of their annual retainer in the form of shares. Beginning in 2008, the Independent Directors can elect to receive up to 100% of their annual retainer in shares of the Fund. During the six months ended June 30, 2009, 0 shares were issued through the directors compensation plan. Directors as a group own less than 1% of the Fund's outstanding shares.

NOTE D. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 8,270,371 shares outstanding at June 30, 2009, Aberdeen owned 7,169 shares.

NOTE E. INVESTMENT IN SECURITIES

For the six months ended June 30, 2009, purchases and sales of securities, other than short-term investments, were $53,050,815 and $52,003,222, respectively.

NOTE F. CREDIT FACILITY

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participated in a $50 million committed, unsecured, line of credit facility ("Credit Facility") with State Street Bank and Trust Company as operations agent for temporary or emergency purposes through April 30, 2009. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds paid interest on borrowings at either the Overnight Federal Funds rate or the Overnight LIBOR rate plus a spread. At April 30, 2009 and during the period ended April 30, 2009, the Fund had no borrowings under the Credit Facility.

NOTE G. FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

At June 30, 2009, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $54,735,850, $14,418,843, $(1,983,710) and $12,435,133, respectively.

THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2009 (UNAUDITED)

NOTE H. SELF-TENDER POLICY

In April 2009, the Board authorized a tender offer to purchase 10% of the Fund's outstanding common shares at a price of 98% of the Fund's net asset value on the date the tender offer expires, provided the common shares of the Fund have traded at a volume weighted average discount to net asset value of greater than 10% during a 90-day measurement period. It is anticipated that the measurement period will commence in August 2009, and that the tender offer would be conducted in December 2009. The final details of the tender offer, including the form of consideration for the shares (i.e., in cash or through in-kind securities) remain to be determined and will be described in materials that will be sent to shareholders upon commencement of the tender offer.

NOTE I. CONTINGENCIES

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE J. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance, and cash flows. Management of the Fund has adopted FAS 161 and determined there is no material impact to the financial statements for the period ended June 30, 2009.

NOTE K. SUBSEQUENT EVENTS

In accordance with the provisions set forth in FASB Statement of Financial Accounting Standards No. 165 "Subsequent Events", adopted by the Fund as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Fund's financial statements through August 27, 2009.

Effective July 1, 2009, the Fund entered into an Investment Advisory Agreement ("Advisory Fee Agreement") with Aberdeen Asset Management Asia Limited ("AAMAL"). For the advisory services to the Fund, AAMAL will receive as compensation after the end of each calendar quarter, a fee for the previous quarter computed monthly at an annual rate of 1.00% of the first $50 million of the Fund's average weekly net assets, 0.95% of the next $50 million and 0.90% of amounts above $100 million.

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On May 8, 2009, the Annual Meeting of Shareholders of the Fund (the "Meeting") was held and the following matter was voted upon:

(1)  To elect two directors to the Board of Directors of the Fund:

Name of Director	For	Withheld
Enrique R. Arzac (Class III)	5,502,095	492,197
Steven N. Rappaport (Class III)	5,475,701	518,591

In addition to the directors elected at the Meeting, James J. Cattano and Lawrence J. Fox continued as directors of the Fund.

RESULTS OF SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

On June 10, 2009, a Special Meeting of Shareholders of the Fund was held and the following matter was voted upon:

(1)  To approve a new Investment Advisory agreement between the Fund, on behalf of the Fund, and Aberdeen Asset Management Asia Limited.

For	Against	Abstain
3,324,424	288,981	689,225

ADVISORY AGREEMENT APPROVAL DISCLOSURE (UNAUDITED)

The Board of Directors (the "Board") of The Indonesia Fund, Inc. (the "Fund"), including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940 (the "Independent Directors"), is required to approve and review annually the terms of the Fund's investment advisory agreement. During the period covered by this report, the Board approved an investment advisory agreement with Aberdeen Asset Management Asia Limited (the "Adviser"). This agreement is referred to as the "New Agreement."

The Board's consideration and approval of the New Agreement was prompted by Credit Suisse's announcement in December 2008 that it had signed an agreement to sell part of its asset management business (the "Sold Businesses") to Aberdeen PLC (the "Proposed Transaction"), which transaction would cause the Fund's then-existing investment advisory agreement to terminate automatically (the "Termination"). As a result, from January through March 2009, the Board held a series of meetings to consider alternatives available for the Fund in light of the Termination. At these meetings, the Board invited representatives of Credit Suisse and Aberdeen PLC to provide information regarding the Termination and its impact on the advisory and other service-provider relationships of the Fund. The Board also met with senior executives, investment professionals and compliance personnel of both Credit Suisse and Aberdeen PLC and their investment advisory subsidiaries. The Independent Directors conferred with each other and their independent legal counsel about these matters in numerous executive sessions. Throughout this period, the Independent Directors, directly and through their counsel, also requested, received and evaluated extensive information about the Adviser and its capacity and resources to manage the Fund. The Independent Directors also considered other options for the Fund, including engaging a consultant to solicit and evaluate proposals from other asset management firms and restructuring or liquidating the Fund.

After a detailed review of all information received and extensive deliberations, the Fund's Board unanimously approved the New Agreement. The New Agreement was approved by a majority of the Fund's Independent Directors.

In approving the new investment advisory agreement, the Board considered all factors they believed relevant in exercising its business judgment, including the following:

(i)  the reputation, financial strength and resources of Aberdeen PLC and the Adviser;

(ii)   that Aberdeen PLC is a global and independent organization with an exclusive focus on asset management;

(iii)   Aberdeen PLC's commitment, as personally communicated by its most senior executive officers, to continuing and expanding its asset management business in general and its U.S.-registered closed-end fund business in particular;

(iv)   Aberdeen PLC's representation that, if the Adviser were approved as the Fund's investment adviser, there would be no diminution in the nature, quality and extent of services provided to the Fund and its shareholders, including administrative, regulatory and compliance services;

(v)   the qualifications and experience of portfolio management personnel of the Adviser who would be responsible for managing the Fund's investments, including the Fund's illiquid investments, and the Adviser's team-based investment philosophy and process;

ADVISORY AGREEMENT APPROVAL DISCLOSURE (UNAUDITED) (CONTINUED)

(vi)   Aberdeen PLC's regulatory and compliance history in general and in connection with servicing existing U.S.-registered closed-end funds in particular;

(vii)   that the investment objective and policies of the Fund will not change following the Termination;

(viii)   that any repositioning of the Fund's portfolio to transition them to the Adviser's investment style (with trading activity expected to be substantial in the short term for the Fund) would be done in a manner that minimizes transaction costs and mitigates adverse tax consequences;

(ix)   that the Adviser's Indonesian equity strategy has outperformed the Fund, the relevant benchmark index and the Fund's peer group over various periods;

(x)   that the Adviser has no present intention to propose any immediate changes to any of the Fund's third-party service providers;

(xi)   that, at its November 2008 meeting, the Board performed a full annual review of the then-existing advisory agreements as required by the 1940 Act and had re-approved the agreement, concluding, among other things, that the advisory fee rate charged by Credit Suisse Asset Management, LLC ("CSAM") was not excessive;

(xii)   that the Fund's advisory fees rate would remain at the same level under the New Agreement and at certain asset levels would decrease;

(xiii)   that expenses that were absorbed by CSAM as the Fund's adviser would be absorbed by the Adviser;

(xiv)   that the terms and conditions of the New Agreement are similar to those of the existing agreement;

(xv)   that Credit Suisse and Aberdeen PLC, and not the Fund, would bear all costs of meetings, preparation of materials and solicitation in connection with obtaining approvals of the New Agreement; and

(xvi) that the Adviser has committed to refrain from imposing or seeking to impose, for a period of two years after the closing of Proposed Transaction, any "unfair burden" (as defined in the 1940 Act) on the Fund.

In its deliberations, the Board did not identify any single item that was all-important or controlling and each Director may have attributed different weights to the various factors. The Directors evaluated all information available to them and their determinations were made separately in respect of the Fund. Moreover, the Directors considered alternatives to approval of the New Agreement, including engaging a consultant to solicit and evaluate proposals from other asset management firms, but determined that such an engagement was an unnecessary expense. The Directors also considered possible restructuring or liquidation of the Fund. However, the Directors declined to pursue those options further because of their belief, after careful consideration of all factors, that appointing the Adviser to manage the Fund would be in the best interest of the Fund and its shareholders.

Certain of the Board considerations outlined above are discussed in more detail below.

Nature, Extent and Quality of Services. The Board received and considered various data and information regarding the nature, extent and quality of services to be provided under the New Agreement. The Adviser's most recent investment adviser registration form was provided to the Board, as were responses to detailed requests submitted

ADVISORY AGREEMENT APPROVAL DISCLOSURE (UNAUDITED) (CONTINUED)

by the Independent Directors' independent legal counsel on their behalf. The Board reviewed and analyzed these responses, which included, among other things, information about the background and experience of senior management and investment personnel who would be responsible for managing the Fund. The Board also had extensive presentations from and information sessions with senior investment personnel of the Adviser. The Board considered the information provided regarding the portfolio managers and other resources that would be dedicated to the Fund and the investment philosophy and process that would be followed by those individuals in managing the Fund.

With respect to the portfolio management team for the Fund, the Board considered the Adviser's explanations that (i) the Fund would be managed or overseen by the Asian Equity Team with nearly 20 members and (ii) employment of the then-existing portfolio manager for the Fund will be transferred to Aberdeen PLC subsidiaries at closing and such portfolio manager will be offered the opportunity to continue such employment, and, if employment terms are agreed to, that portfolio manager will be integrated into the team responsible for managing the Fund.

With regard to the investment philosophy and process that would be followed in managing the Fund, the Board received extensive information about the buy-and-hold, low-turnover investment philosophy of, and the company-level, first-hand research investment process followed by, the Adviser's team members. Specifically, the Directors considered the Adviser's description of their investment process as primarily a bottom-up one focused on disciplined evaluation of companies through face-to-face visits with management. The Directors further considered the Adviser's explanations that: (i) no stock is bought prior to multiple on-site meetings with company management and team members' completion of a detailed written analysis of the company; (ii) company visits are rotated among team members to gain better perspective and benefit from team members' experience and to foster more objective analyses of companies; and (iii) decisions whether to buy, sell or watch a stock are made with an opportunity for all team members to provide input based on company visits and analyses by individual members.

Applying this investment philosophy and process, the Adviser advised the Board that, in transitioning management responsibilities from CSAM to the Adviser, it expected trading activity to substantial in the short term from the repositioning of the Fund's investment portfolio. Furthermore, the Adviser advised the Board that it expected any repositioning to be done in a manner that minimizes transaction costs and mitigates adverse tax consequences. The Adviser also advised the Board that, over time, it expected low turnover for the Fund's portfolio.

The Board further considered the Adviser's extensive experience managing accounts with an investment strategy comparable to that of the Fund. In that regard, the Board noted that the Adviser managed approximately $500 million in Indonesian equities as of December 31, 2008.

The Board also evaluated the ability of the Adviser, based on its resources, reputations and other attributes, to attract and retain qualified investment professionals. In this regard, the Board considered information regarding incentive and retirement plans and the general nature of the compensation structure applicable to portfolio managers and other key personnel.

In addition, the Board considered and evaluated materials and information received regarding the Adviser's investment and legal compliance program and record. In this regard, the Board noted the Chairman's visit to the Adviser's London office, where he met with portfolio management and other key personnel and inquired about relevant aspects of its asset management business and operations. Additionally, the Board considered the

ADVISORY AGREEMENT APPROVAL DISCLOSURE (UNAUDITED) (CONTINUED)

compliance program of the U.S. registered closed-end funds managed by the Adviser and met in-person with the individual who currently serves as the Chief Compliance Officer ("CCO") of those funds, whom the Board may decide to appoint as the CCO of the Fund.

Based on the foregoing and other relevant information reviewed, the Board concluded that, overall, it was satisfied with assurances from the Adviser as to the expected nature, extent and quality of the services to be provided to the Fund under the New Agreement.

Investment Performance. The Board considered the investment performance record of the Adviser in managing other funds and accounts with investment strategies similar to the Fund. The Board evaluated the Adviser's results in comparison to the investment performance of the Fund while advised by CSAM, and to relevant benchmark indexes and peer group performance as measured by Morningstar. The Board noted that, although the investment policies, restrictions and risk profiles of the Adviser's other funds and accounts are not identical to those of the Fund, they are similar enough that the performance achieved for those clients is instructive. Based on materials provided by the Adviser about the investment performance achieved for those other funds and accounts, the Board noted that the Adviser's Indonesian equity strategy has outperformed the Fund and the Fund's peer group for the one-, three- and five-year periods and outperformed the MSCI Indonesia Index for the one- and three-year period.

Fees and Economies of Scale. The Board considered that the advisory fee rate charged by the Adviser to the Fund would, at most, be the same as that charged by CSAM to the Fund and, at certain levels, would be less. The Board, which most recently reviewed and re-approved the Fund's advisory fee rate at its November 2008 meeting, determined that the fee rate charged to the Fund under the New Agreement was in the range charged by the Fund's peers. In reaching this determination, the Board considered its review of extensive independent fee data at the November 2008 meeting and its review of supplemental independent fee data at the 2009 Board meetings. The Board noted that the Fund's management fee rate was below the average and median management fee rates of the Fund's peer group. The Board also noted the Adviser's commitment to absorb expenses that were being absorbed by CSAM as the Fund's adviser. Furthermore, the Board considered that new advisory fee breakpoints would be introduced, which would decrease the fee rate payable by the Fund as its asset levels increase, allowing shareholders to enjoy a share of the benefits of economies of scale, if any. Additionally, the Board noted the Adviser's representation that it will endeavor to manage the Fund in a similar fashion to comparable accounts and thus attempt to achieve economies of scale through relationships with brokers, administrative systems and other efficiencies.

Costs of Services Provided and Profitability. In evaluating the costs of the services to be provided by the Adviser under the New Agreement and the profitability to the Adviser of its relationships with the Fund, the Board once again considered, among other things, that there would be no increase in advisory fee rates under the New Agreement. The Board further noted that it was not possible to predict with certainty how the Adviser's profitability would be affected by becoming the investment adviser to the Fund but that it had been satisfied, based on its review of the projected profitability of the Adviser, that the profitability from the Adviser's relationship with the Fund would not be excessive. The Board also noted that it would have opportunities to review the Adviser's profitability in the future based on actual results.

Furthermore, the Board received and considered information about the financial viability of the Adviser and was satisfied that the Adviser have adequate resources to perform the services required under the New Agreement.

ADVISORY AGREEMENT APPROVAL DISCLOSURE (UNAUDITED) (CONTINUED)

Information about Services to Other Clients. The Board considered information about the nature and extent of services and fee rates offered by the Adviser to other clients, including other registered investment companies, separate accounts and institutional investors. The Board concluded that the fee rate under the New Agreement was not excessive, given the nature and extent of services expected to be offered and other factors, including the Board's review of independent peer group fee data.

Fall-Out Benefits and Other Factors. The Board also considered information regarding potential "fall-out" or ancillary benefits that would be received by the Adviser as a result of its relationship with the Fund. In this regard, the Board concluded that the Adviser may derive reputational benefits from their association with the Fund. The Board also noted, however, that such benefits were difficult to quantify with certainty.

Additionally, the Board considered the Adviser's statements that, although it does not typically generate soft dollars from the types of transactions in which the Fund engage, brokers sometimes provide unsolicited access to financial and market databases free of charge, which may be based on trading volume. The Board further noted the Adviser's statement that it at times uses particular brokers based, in part, on those brokers providing the Adviser access to management of certain issuers, subject at all times to the Adviser's duty to seek best execution.

The Board also considered that, pursuant to the terms of the Proposed Transaction, Credit Suisse would receive up to 24.9% of the enlarged share capital of Aberdeen PLC for the Sold Businesses. The Board thus understood that Credit Suisse had an interest in having the Adviser approved under the new investment advisory agreement. The Board was advised of this fact, but did not give it any weight in its deliberations. The Board considered that the Adviser expressed an interest in managing the Fund even if the transaction with Credit Suisse failed to close.

After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided and alternatives considered, the Board, including all of the Independent Directors, concluded that approval of the New Agreement is in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the New Agreement.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30, of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-866-839-5205;

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED)

The Indonesia Fund, Inc. (the "Fund") offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") to its common stockholders. The Plan offers common stockholders a prompt and simple way to reinvest net investment income dividends and capital gains and other periodic distributions in shares of the Fund's common stock. Computershare Trust Company, N.A. ("Computershare") acts as Plan Agent for stockholders in administering the Plan.

Participation in the Plan is voluntary. In order to participate in the Plan, you must be a registered holder of at least one share of stock of the Fund. If you are a beneficial owner of the Fund having your shares registered in the name of a bank, broker or other nominee, you must first make arrangements with the organization in whose name your shares are registered to have the shares transferred into your own name. Registered shareholders can join the Plan via the Internet by going to www.computershare.com, authenticating your online account, agreeing to the Terms and Conditions of online "Account Access" and completing an online Plan Enrollment Form. Alternatively, you can complete the Plan Enrollment Form and return it to Computershare at the address below.

By participating in the Plan, your dividends and distributions will be promptly paid to you in additional shares of common stock of the Fund. The number of shares to be issued to you will be determined by dividing the total amount of the distribution payable to you by the greater of (i) the net asset value per share ("NAV") of the Fund's common stock on the payment date, or (ii) 95% of the market price per share of the Fund's common stock on the payment date. If the NAV of the Fund's common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, then Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution on your shares to purchase shares of Fund common stock in the open market.

You should be aware that all net investment income dividends and capital gain distributions are taxable to you as ordinary income and capital gain, respectively, whether received in cash or reinvested in additional shares of the Fund's common stock.

The Plan also permits participants to purchase shares of the Fund through Computershare. You may invest $100 or more monthly, with a maximum of $100,000 in any annual period. Computershare will purchase shares for you on the open market on the 25th of each month or the next trading day if the 25th is not a trading day.

There is no service fee payable by Plan participants for dividend reinvestment. For voluntary cash payments, Plan participants must pay a service fee of $5.00 per transaction. Plan participants will also be charged a pro rata share of the brokerage commissions for all open market purchases ($0.03 per share as of October 2006). Participants will also be charged a service fee of $5.00 for each sale and brokerage commissions of $0.03 per share (as of October 2006).

You may terminate your participation in the Plan at any time by requesting a certificate or a sale of your shares held in the Plan. Your withdrawal will be effective immediately if your notice is received by Computershare prior to any dividend or distribution record date; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Your dividend participation option will remain the same unless you withdraw all of your whole and fractional Plan shares, in which case your participation in the Plan will be terminated and you will receive subsequent dividends and capital gains distributions in cash instead of shares.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED) (CONTINUED)

If you want further information about the Plan, including a brochure describing the Plan in greater detail, please contact Computershare as follows:

By Internet:	www.computershare.com

By phone:	(800) 647-0584 (U.S. and Canada) (781) 575-3100 (Outside U.S. and Canada) Customer service associates are available from 9:00 a.m. to 5:00 p.m. Eastern time, Monday through Friday

By mail:	The Indonesia Fund, Inc.
c/o Computershare
P.O. Box 43078
Providence, Rhode Island 02940-3078
All notices, correspondence, questions or other communications sent by mail should be sent by registered or certified mail, return receipt requested.

The Plan may be terminated by the Fund or Computershare upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution.

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DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac  Chairman of the Board of Directors

James J. Cattano  Director

Lawrence J. Fox  Director

Steven N. Rappaport  Director

Christian Pittard  President

Alan Goodson  Vice President and Secretary

Vincent McDevitt  Chief Compliance Officer

Megan Kennedy  Treasurer and Chief Financial Officer

Hugh Young  Vice President

Joanne Irvine  Vice President

Devan Kaloo  Vice President

William Baltrus  Vice President

Jennifer Nichols  Vice President

Tim Sullivan  Vice President

Lucia Sitar  Vice President

INVESTMENT ADVISER

Aberdeen Asset Management Asia Limited
21 Church Street
#01-01 Capital Square Two
Singapore 049480

ADMINISTRATOR AND CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

LEGAL COUNSEL

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

IF-SAR-0609

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Item 2. Code of Ethics.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

(a) This item is inapplicable to a semi-annual report on Form N-CSR.

(b) This item is inapplicable to a semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) This item is inapplicable to a semi-annual report on Form N-CSR.

(b) Aberdeen Asset Management Asia Limited (“AAMAL”) became the adviser to the Fund on May 1, 2009, during the fiscal half year covered by the report.

The Fund is managed by the Asia Pacific Equity Team. The Asia Pacific Equity Team works in a truly collaborative fashion; all team members have both portfolio construction and research responsibilities. Teams work in an open floor plan environment in an effort to foster communication among all members. The Adviser does not believe in having star managers, instead preferring to have both depth and experience within the team. Depth of team members allows the Adviser to perform the diligent research required by our process. The experience of senior managers provides the confidence needed to take a long-term view. The Team is jointly and primarily responsible for the day-to-day management of the Fund, with the following members having the most significant responsibility for the day-to-day management of the Fund:

Hugh Young, Global Head of Equity

Hugh set up AAMAL’s office in 1992 as Aberdeen’s Asia-Pacific headquarters. He is also head of equities globally and a member of the executive committee responsible for day-to-day running of AAMAL’s parent company, Aberdeen PLC. Hugh has over 25 years’ experience in investment management and has managed Aberdeen’s Asian assets since 1985. Before joining Aberdeen, his career included posts at Fidelity International and MGM Assurance. He graduated with a BA in Politics from Exeter University.

Peter Hames, Head of Asian Equities

Peter has principal responsibility for day-to-day management of all Asian regional portfolios. He has oversight of a team of nine on Asian ex-Japan equities, with a further 14 investment managers who provide local market input, as well as running specialist country portfolios from offices across the region. Peter joined Aberdeen in 1990 as a European investment manager and then transferred to the Asian equity desk, co-founding AAMAL’s office in 1992. Previously, Peter worked for the Guinness family as an investment manager specialising in overseas investment. Prior to that, Peter worked for National Westminster Bank. Peter graduated with a BA in Economics and Accounting from Bristol University.

Flavia Cheong, CFA*, Senior Investment Manager

Flavia is a senior investment manager on the Asia Pacific equity team, co-managing regional equities and leads on China investments. Flavia joined Aberdeen in 1996 from the Investment Company of the People’s Republic of China where she was the economist for the fixed income desk. Previously, Flavia worked for the Development Bank of Singapore as an economist. Flavia graduated with a BA in Economics and a MA (Hons) in Economics from the University of Auckland.

Nicholas Yeo, CFA*, Investment Manager

Nicholas joined Aberdeen from Murray Johnstone in December 2000 and was relocated to Aberdeen’s London office for two years from April 2002, where he worked on the emerging markets (ex Asia) desk, before returning to the Asia Pacific equity team in Singapore in March 2004. After gaining a BA (Hons) in Accounting & Finance from the University of Manchester, he completed an MSc in Financial Mathematics at Warwick Business School.

Kathy Xu, Investment Analyst

Kathy is an investment analyst on the Asia Pacific equity team. Kathy joined Aberdeen in September 2007 upon graduation. Kathy graduated with a BA in Economics from
Fudan University, China and then gained an MSc in Economics (Distinction) from the University of Hong Kong.

Other Accounts Managed (as of October 31, 2008)
Hugh Young
Mutual Funds:  7 accounts, $437,624,951 total assets
Other Pooled Investment Vehicles:  50 accounts, $9,971,879,997 total assets
Other Accounts:  94 accounts, $13,150,492,368 total assets (14 accounts, $1,781,676,762 for which the advisory fee is based on performance)

Peter Hames
Mutual Funds:  7 accounts, $437,624,951 total assets
Other Pooled Investment Vehicles:  50 accounts, $9,971,879,997 total assets
Other Accounts:  94 accounts, $13,150,492,368 total assets (14 accounts, $1,781,676,762 for which the advisory fee is based on performance)

Flavia Cheong
Mutual Funds:  1 account, $160,890,000 total assets
Other Pooled Investment Vehicles:  43 accounts, $10,517,100,000 total assets
Other Accounts:  66 accounts, $9,382,750,000 total assets (9 accounts, $1,188,920,000 for which the advisory fee is based on performance)

Nicholas Yeo
Mutual Funds:  1 account, $160,890,000 total assets
Other Pooled Investment Vehicles:  43 accounts, $10,517,100,000 total assets
Other Accounts:  66 accounts, $9,382,750,000 total assets (9 accounts, $1,188,920,000 for which the advisory fee is based on performance)

Kathy Xu
Mutual Funds:  1 account, $160,890,000 total assets
Other Pooled Investment Vehicles:  43 accounts, $10,517,100,000 total assets
Other Accounts:  66 accounts, $9,382,750,000 total assets (9 accounts, $1,188,920,000 for which the advisory fee is based on performance)

Potential Conflicts of Interest

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another.  However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account.  The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates.  Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the benefits from the Adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.  The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

Compensation Structure

The Adviser compensates the Fund's portfolio managers for their management of the Fund. The Fund’s portfolio managers’ compensation consists of an industry competitive salary and a year-end discretionary cash bonus based on client service, asset growth and the performance of the Fund.

Ownership of Fund Shares

As of January 1, 2009, the portfolio managers did not own shares of the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated March 3, 2008.

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3) Not applicable.

(b) The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Indonesia Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
President of The Indonesia Fund, Inc.

Date: August 31, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
President of The Indonesia Fund, Inc.

Date: August 31, 2009

By:	/s/ Megan Kennedy
Megan Kennedy,
Treasurer of The Indonesia Fund, Inc.

Date: August 31, 2009